Exhibit 10.4

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission


                               VINCENT METAL GOODS
                               1100 Shaver Road NE
                                 P.O. Box 74918
                           Cedar Rapids, IA 52407-4918
                                 (319) 366-6251
                                 1-800-332-5471
                               (319) 366-6255 fax


To:      FEATHERLITE                                                3/9/99

Attn:    Shar & Craig



-------------------------------------------------------------------------------------- ---------------- --------------
                                  Item Description                                          Price           Unit
-------------------------------------------------------------------------------------- ---------------- --------------
         3003H16 Roofing Coil
         475,000# Year 2000

         3003H16 .040                                                                  *****            cwt
         64-5/8, 75-1/2, 76-3/4, 86-1/4, 88-1/4, 93-1/2, 96-5/8 x Coil

         3003H16. 040                                                                  *****            cwt
         103 x Coil

         3003H16 .032                                                                  *****            cwt
         98 x Coil

         3500# max coils
         20" to 24" ID

         Quote valid for six days

         Thanks Mike Evans

         /s/Gary Ihrke  3/11/99

-------------------------------------------------------------------------------------- ---------------- --------------

Delivery

Terms                                              FOB               Delv.
--------------------------------------------------------------------------------
         This quotation is offered for acceptance within 6 days and is subject to material availability and price in effect at time of shipment unless otherwise noted. Your order must conform to this quote. Cancellation or suspension of orders will be accepted only upon terms that indemnify the seller of loss. Subject to credit approval.

Your salesman is:                          Thank you, your order is appreciated.
         Mike Burger
         Mike Evans